UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

HEMISPHERE MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	001-35886 (Commission File Number)	80-0885255 (I.R.S. Employer Identification Number)

4000 Ponce de Leon Boulevard
Suite 650
Coral Gables, FL 33146
           (Address of principal executive offices) (Zip Code)

(305) 421-6364 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HMTV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Hemisphere Media Group, Inc.’s (the “Company”) 2020 Annual Meeting of Stockholders was held on May 21, 2020 (the “Annual Meeting”).  Only holders of the Company’s capital stock at the close of business on March 23, 2020 (the “Record Date”) were entitled to vote at the Annual Meeting.  As of the Record Date, there were 20,184,412 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”) and 19,720,381 shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B common stock”) entitled to vote in the election of directors and on each matter submitted for stockholder approval.  Holders of the shares of Class A common stock are entitled to one vote per share and holders of the shares of Class B common stock are entitled to ten votes per share.  Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at the Annual Meeting.  Holders of 16,908,328 shares of Class A common stock and 19,720,381 shares Class B common stock (representing 98.49% of the total voting power), constituting a quorum, were represented in person or by valid proxies at the Annual Meeting

The stockholders voted on three proposals at the Annual Meeting.  The proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 9, 2020 (File No. 001-35886).  The final results for the votes regarding each proposal are set forth below.

Proposal 1: The Company’s stockholders elected two Class I directors to the Company’s board to serve for a three-year term until the 2023 annual meeting of stockholders.  The votes regarding this proposal were as follows:

Nominee	For	Withheld	Broker Non-Votes
Peter M. Kern	206,104,082	4,496,926	3,511,130
Leo Hindery, Jr.	206,104,082	4,496,926	3,511,130

Proposal 2: The Company’s stockholders ratified the selection of RSM US LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2020.  The votes regarding this proposal were as follows:

For	Against	Abstained
213,726,159	384,093	1,886

Proposal 3: The Company’s stockholders approved the non-binding advisory resolution to approve the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
205,774,973	4,824,786	1,249	3,511,130

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEMISPHERE MEDIA GROUP, INC.

Date: May 22, 2020	By:	/s/ Alex J. Tolston
Name: Alex J. Tolston
Executive Vice President, Chief Legal Officer and Corporate Secretary